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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 24, 2002

                             KLA-TENCOR CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)



          Delaware                       000-09992               04-2564110
          --------                       ---------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

                                 160 RIO ROBLES
                           SAN JOSE, CALIFORNIA 95134

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 468-4200


          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure

         On September 24, 2002, KLA-Tencor Corporation submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the Security and Exchange Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.



Item 7.           Financial Statements and Exhibits
(c)      Exhibits

                   The following exhibits are filed herewith:


Exhibit
Number          Description

99.1 Statement Under Oath of Kenneth L. Schroeder, Principal Executive Officer of KLA-Tencor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of John H. Kispert, Principal Financial Officer of KLA-Tencor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KLA-TENCOR CORPORATION


Date:  September 25, 2002                    By:  /s/ John H. Kispert
                                             -----------------------------------
                                                  John H. Kispert
                                                  Chief Financial Officer

                                  Exhibit Index


Exhibit
Number          Description

99.1 Statement Under Oath of Kenneth L. Schroeder, Principal Executive Officer of KLA-Tencor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of John H. Kispert, Principal Financial Officer of KLA-Tencor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

                                                                    Exhibit 99.1


               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



I, Kenneth L. Schroeder, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of KLA-Tencor Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report of KLA-Tencor Corporation on Form 10-K for the year ended June 30, 2002 filed with the Commission on September 20, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KLA-Tencor Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to the foregoing.


/s/ Kenneth L. Schroeder
--------------------------------------------
Kenneth L. Schroeder, Chief Executive Officer
September 23, 2002


                                                  Subscribed and sworn to
                                                  before me this 23rd day of
                                                  September 2002.

                                                  /s/ Kerry Robison
                                                  ------------------------------
                                                  Notary Public
                                                  My Commission Expires: 9/3/04

                                                                    Exhibit 99.2


               Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



I, John H. Kispert, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of KLA-Tencor Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report of KLA-Tencor Corporation on Form 10-K for the year ended June 30, 2002 filed with the Commission on September 20, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of KLA-Tencor Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to the foregoing.

/s/ John H. Kispert
--------------------------------------------
John H. Kispert, Chief Financial Officer
September 23, 2002


                                                 Subscribed and sworn to
                                                 before me this 23rd day of
                                                 September 2002.

                                                  /s/ Kerry Robison
                                                  ------------------------------
                                                  Notary Public
                                                  My Commission Expires: 9/3/04